UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Blvd., Suite 1560 Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 31, 2007, Customer Acquisition Network Holdings, Inc. (“Holdings”) entered into an Agreement and Plan of Merger (the “Desktop Merger Agreement”) by and among Holdings, Desktop Interactive, Inc., a privately held Delaware corporation (“Desktop”), the Customer Acquisition Network, Inc. (the “Company”) and Desktop Acquisition Sub, Inc., a newly formed, wholly-owned Delaware subsidiary of Holdings (“Desktop Acquisition Sub”). The merger transaction contemplated under the Desktop Merger Agreement (the “Desktop Merger”) was consummated on August 31, 2007, at which time, Desktop Acquisition Sub was merged into Desktop, and Desktop Acquisition Sub, as the surviving corporation, became a wholly-owned subsidiary of Holdings. The Desktop Merger was consummated on August 31, 2007.

The audited financial statements of the Company for the period from June 14, 2007 (inception) through July 31, 2007 and the audited financial statements of Desktop Interactive, Inc. and subsidiary for the eight months ended August 31, 2007, and years ended December 31, 2006 and December 31, 2005 and the related reports of Salberg & Company P.A. the independent registered public accounting firm relating to such financial statements and the unaudited pro forma condensed combined consolidated financial statements of  the Company and Desktop Interactive, Inc., are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, as an amendment to the Company’s Current Report on Form 8-K/A filed on September 5, 2007, pursuant to Item 9.01(a)(4) of Form 8-K.

The unaudited pro forma condensed combined consolidated financial statements are not necessarily indicative of the results that actually would have been attained if the merger had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical financial statements of the Company and Desktop Interactive Inc.

Exhibit No.	Description

99.1
Audited balance sheet of Customer Acquisition Network, Inc. as of July 31, 2007, and the related statement of operations, changes in stockholders' deficit, and cash flows for the period from June 14, 2007 (Inception) to July 31, 2007.

99.2
Audited consolidated balance sheets of Desktop Interactive, Inc. and Subsidiary as of August 31, 2007 and December 31, 2006 and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for the period from January 1, 2007 to August 31, 2007, and for the years ended December 31, 2006 and 2005.

99.3
Unaudited Pro Forma condensed consolidated financial statements as of August 31, 2007 and for the periods ended August 31, 2007 and December 31, 2006 for the Customer Acquisition Network Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMER ACQUISITION NETWORK HOLDINGS, INC

By:	/s/ Bruce Kreindel
Dated: October 18, 2007	Name: Bruce Kreindel
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Audited balance sheet of Customer Acquisition Network, Inc. as of July 31, 2007, and the related statement of operations, changes in stockholders' deficit, and cash flows for the period from June 14, 2007 (Inception) to July 31, 2007.

99.2
Audited consolidated balance sheets of Desktop Interactive, Inc. and Subsidiary as of August 31, 2007 and December 31, 2006 and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for the period from January 1, 2007 to August 31, 2007, and for the years ended December 31, 2006 and 2005.

99.3
Unaudited Pro Forma condensed consolidated financial statements as of August 31, 2007 and for the periods ended August 31, 2007 and December 31, 2006 for the Customer Acquisition Network Holdings, Inc.